Exhibit 10.1

THIS CONVERTIBLE PROMISSORY NOTE (“NOTE”) AND THE SECURITIES INTO WHICH IT MAY BE CONVERTED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE MAKER MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE MAKER TO THE EFFECT THAT ANY SALE OR OTHER DISPOSITION IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

CONVERTIBLE PROMISSORY NOTE

Principal Amount: $120,000	Dated as of November 7, 2022

FOR VALUE RECEIVED and subject to the terms and conditions set forth herein, ARYA Sciences Acquisition Corp IV, a Cayman Islands exempted company (the “Maker”), promises to pay to the order of ARYA Sciences Holdings IV, a Cayman Islands limited company, or its registered assigns or successors in interest (the “Payee”), or order, the principal sum of One Hundred and Twenty Thousand Dollars ($120,000) or such lesser amount as shall have been advanced by the Payee to the Maker and shall remain unpaid under this Note on the Maturity Date (as defined below) in lawful money of the United States of America, on the terms and conditions described below. All payments on this Note shall be made by check or wire transfer of immediately available funds or as otherwise determined by the Maker to such account as the Payee may from time to time designate by written notice in accordance with the provisions of this Note.

1.   Principal. The entire unpaid principal balance of this Note shall be payable on the effective date of an initial merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Maker and one or more businesses (the “Business Combination”, and such date, the “Maturity Date”), unless accelerated upon the occurrence of an Event of Default (as defined below). The principal balance may be prepaid at any time; provided, however, that the Payee shall have a right to first convert such principal balance pursuant to Section 5 upon notice of such prepayment. Under no circumstances shall any individual, including but not limited to any officer, director, employee or shareholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2.    Interest. No interest shall accrue on the unpaid principal balance of this Note.

3     Application of Payments. All payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorney’s fees, then to the payment in full of any late charges and finally to the reduction of the unpaid principal balance of this Note.

4.    Purpose. The Maker shall apply all the amounts advanced by the Payee under this Note towards general corporate purposes.

5.    Conversion.

(a)            Optional Conversion. At the option of the Payee, at any time prior to the Maturity Date, any amounts outstanding under this Note (or any portion thereof), may be converted into Class A ordinary shares of the Maker (the “Ordinary Shares”), at a conversion price (the “Conversion Price”) equal to $10.00 per Ordinary Share (such converted Ordinary Shares, the “Working Capital Shares”). If the Payee elects such conversion, the terms of such Working Capital Shares issued in connection with such conversion shall be identical to the Class A ordinary shares issued to the Payee in the private placement that closed on March 2, 2021 (the “Private Placement Shares”) in connection with the initial public offering of the Maker’s securities (the “IPO”). Before this Note may be converted pursuant to this Section 5(a), the Payee shall surrender this Note, duly endorsed, at the office of the Maker and shall state therein the amount of the unpaid principal of this Note to be converted and the name or names in which the certificates for Working Capital Shares are to be issued (or the book-entries to be made to reflect ownership of such Working Capital Shares with the Maker’s transfer agent). The conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of this Note and the person or persons entitled to receive the Working Capital Shares upon such conversion shall be treated for all purposes as the record holder or holders of such Working Capital Shares as of such date. Each such newly issued Working Capital Share shall include a restricted legend that contemplates the same restrictions as the Private Placement Shares. The Working Capital Shares shall constitute “Registrable Securities” pursuant to that certain Registration and Shareholder Rights Agreement, dated March 2, 2021, by and among the Maker, the Payee and certain other security holders named therein.

(b)            Remaining Principal. All accrued and unpaid principal of this Note that is not then converted into Working Capital Shares shall continue to remain outstanding and to be subject to the conditions of this Note.

(c)            Fractional Shares; Effect of Conversion. No fractional Working Capital Shares shall be issued upon conversion of this Note. In lieu of any fractional Working Capital Shares to the Payee upon conversion of this Note, the Maker shall pay to the Payee an amount equal to the product obtained by multiplying the Conversion Price by the fraction of a Working Capital Share not issued pursuant to the previous sentence. Upon conversion of this Note in full and the payment of any amounts specified in this Section 5(c), this Note shall be cancelled and void without further action of the Maker or the Payee, and the Maker shall be forever released from all its obligations and liabilities under this Note.

6.    Events of Default. Each of the following shall constitute an event of default (“Event of Default”):

(a)            Failure to Make Required Payments. Failure by the Maker to pay all or a portion of the principal amount due pursuant to this Note (to the extent such principal amount is payable in cash) within five (5) business days of the Maturity Date and/or, if applicable, failure by the Maker to perform its obligations with respect to the conversion of the principal amount of this Note, in whole or in part, into Working Capital Shares pursuant to Section 5 hereof.

(b)            Voluntary Bankruptcy, Etc. The commencement by the Maker of a voluntary case under any applicable bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of the Maker generally to pay its debts as such debts become due, or the taking of corporate action by the Maker in furtherance of any of the foregoing.

(c)            Involuntary Bankruptcy, Etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Maker in an involuntary case under any applicable bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Maker or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days.

7.    Remedies.

(a)           Upon the occurrence of an Event of Default specified in Section 6(a) hereof, the Payee may, by written notice to the Maker, declare this Note to be due immediately and payable, whereupon the unpaid principal amount of this Note, and all other amounts payable thereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

(b)           Upon the occurrence of an Event of Default specified in Sections 6(b) or 6(c), the unpaid principal balance of this Note, and all other sums payable with regard to this Note, shall automatically and immediately become due and payable, in all cases without any action on the part of the Payee.

8.    Waivers. The Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to the Note, all errors, defects and imperfections in any proceedings instituted by the Payee under the terms of this Note, and all benefits that might accrue to the Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and the Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by the Payee.

9.    Unconditional Liability. The Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Payee with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Maker or affecting the Maker’s liability hereunder.

10.   Notices. All notices, statements or other documents which are required or contemplated by this Note shall be: (i) in writing and delivered personally or sent by first class registered or certified mail, overnight courier service or facsimile or electronic transmission to the address designated in writing, (ii) by facsimile to the number most recently provided to such party or such other address or fax number as may be designated in writing by such party or (iii) by electronic mail, to the electronic mail address most recently provided to such party or such other electronic mail address as may be designated in writing by such party. Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery, if delivered personally, on the business day following receipt of written confirmation, if sent by facsimile or electronic transmission, one (1) business day after delivery to an overnight courier service or five (5) days after mailing if sent by mail.

11.  Construction. THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

12.  Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13.  Trust Waiver. Notwithstanding anything herein to the contrary, the Payee hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of or from the trust account established by the Maker in which the proceeds of the IPO (including the deferred underwriters discounts and commissions) and the overallotment securities acquired by the underwriters acting as such in the IPO and the proceeds of the sale of the Private Placement Shares prior to the consummation of the IPO were deposited, as described in greater detail in the filings made by the Maker with the U.S. Securities and Exchange Commission in connection with and subsequently to the IPO, and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the trust account for any reason whatsoever.

14.   Amendment; Waiver. Any amendment hereto or waiver of any provision hereof may be made with, and only with, the written consent of the Maker and the Payee.

15.   Successors and Assigns. Subject to the restrictions on transfer in Section 16 and Section 17, the rights and obligations of the Maker and the Payee hereunder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of any party hereto (by operation of law or otherwise) with the prior written consent of the other party hereto and any attempted assignment without the required consent shall be void.

16.  Transfer of this Note or Securities Issuable on Conversion. With respect to any sale or other disposition of this Note or securities into which this Note may be converted, the Payee shall give written notice to the Maker prior thereto, describing briefly the manner thereof, together with (i) except for a Permitted Transfer, in which case the requirements in (i) shall not apply, (A) a written opinion (unless waived by the Maker) reasonably satisfactory to the Maker in form and substance from counsel reasonably satisfactory to the Maker to the effect that such sale or other distribution may be effected without registration or qualification under any U.S. federal or state law then in effect and (B) a written opinion from counsel reasonably satisfactory to the Maker or a certificate signed by at least one director of the Payee (in either case, unless waived by the Maker), reasonably satisfactory to the Maker in form and substance that such sale or other distribution does not violate, contravene, or result in a default by the Payee of, any agreement or instrument entered into by the Payee in connection with the IPO or the Business Combination, including but not limited to the Letter Agreement (as defined below), and (ii) a written undertaking executed by the desired transferee reasonably satisfactory to the Maker in form and substance agreeing to be bound by the restrictions on transfer contained herein. Upon receiving such written notice, reasonably satisfactory opinion and/or certificate (unless waived by the Maker), or other evidence, and such written acknowledgement, the Maker, as promptly as practicable, shall notify the Payee that the Payee may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the note delivered to the Maker. If a determination has been made pursuant to this Section 16 that the opinion of counsel for the Payee, the certificate of the Payee, or other evidence, or the written acknowledgment from the desired transferee, is not reasonably satisfactory to the Maker, the Maker shall so notify the Payee promptly after such determination has been made. Each Note thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Maker such legend is not required in order to ensure compliance with the Securities Act. The Maker may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note shall be registered upon registration on the books maintained for such purpose by or on behalf of the Maker. Prior to presentation of this Note for registration of transfer, the Maker shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Maker shall not be affected by notice to the contrary. For purposes hereof, “Permitted Transfer” shall have the same meaning as any transfer that would be permitted for the Private Placement Shares under the Letter Agreement, dated February 25, 2021, by and among the Maker, the Payee and the other parties thereto (the “Letter Agreement”).

17.  Acknowledgment. The Payee is acquiring this Note for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof in violation of applicable securities laws. The Payee understands that the acquisition of this Note involves substantial risk. The Payee has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in this Note, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of this investment in this Note and protecting its own interests in connection with this investment.

[Signature page follows]

IN WITNESS WHEREOF, the Maker, intending to be legally bound hereby, has caused this Note to be duly executed by the undersigned as of the day and year first above written.

ARYA SCIENCES ACQUISITION CORP IV

By:	/s/ Michael Altman
	Name:	Michael Altman
	Title:	Chief Financial Officer

Acknowledged and agreed as of the date first above written.

ARYA SCIENCES HOLDINGS IV

By:	/s/ Samuel Cohn
Name:	Samuel Cohn
Title:	Secretary

[Signature Page to Convertible Promissory Note]